UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

May 5, 2005

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(Commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices)(Zip Code)

(323) 210-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 5, 2005, the registrant provided the following presentation materials at its 2005 Annual Stockholders’ Meeting. These presentation materials are attached as Exhibit 99.1 to this report and are incorporated herein by reference. At the meeting, Mr. Meyerson stated that the registrant currently expects a per share quarterly dividend in the range of $0.34 to $0.38, after the REIT portfolio is fully leveraged. Mr. Meyerson affirmed the registrant’s plan to fully leverage its REIT portfolio near the end of the second quarter of this year.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Exhibits:

99.1	2005 Annual Stockholders’ Meeting Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: May 5, 2005